Exhibit 10.7

EXECUTION COPY

RADIATION THERAPY SERVICES HOLDINGS, INC.
RADIATION THERAPY SERVICES, INC.

Amendment No. 3 to Executive Employment Agreement

Norton Travis

DATED:  JUNE 11, 2012

WHEREAS, on February 21, 2008, Radiation Therapy Services Holdings, Inc., a Delaware corporation (“Holdings”), Radiation Therapy Services, Inc., a Florida corporation (the “Company”), and Norton Travis (the “Executive”) entered into an employment agreement (as amended by Amendment No. 1 thereto dated as December 15, 2008, as amended by Amendment No. 2 thereto dated as February 3, 2011, and as further amended, modified or supplemented from time to time, the “Agreement”); and

WHEREAS, the Company, Holdings and the Executive desire to amend the Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as set forth herein.

FIRST:                                   The first paragraph of Section 2 of the Agreement is hereby amended and restated as follows:

“The initial term (the “Initial Term”) of Executive’s employment under this Agreement shall commence as of the date of closing of the Merger (the “Effective Date”) and shall terminate on February 3, 2016; provided, that, the Initial Term shall be extended to February 16, 2018 if the Executive notifies the Company in writing at any time prior to June 11, 2014 of the Executive’s election to extend the Initial Term.  After the expiration of the Initial Term, the term of the Executive’s employment hereunder shall automatically be extended without further action by the parties for successive two (2) year renewal terms, provided that if either party gives the other party at least one hundred twenty (120) days advance written notice of its intention to not renew this Agreement for an additional term, the Agreement shall terminate upon the expiration of the current term.”

SECOND:                    Except as specifically modified herein, the Agreement shall remain in full force and effect in accordance with all of the terms and conditions thereof.

THIRD:                               The terms of Sections 11-20 of the Agreement are incorporated herein by reference.

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IN WITNESS WHEREOF, the parties hereto have executed this third amendment to the Agreement as of the date first written above.

RADIATION THERAPY SERVICES HOLDINGS, INC.

By:	/s/ Bryan J. Carey

Name:	Bryan J. Carey

Title:	Chief Financial Officer

RADIATION THERAPY SERVICES, INC.

By:	/s/ Bryan J. Carey

Name:	Bryan J. Carey

Title:	Chief Financial Officer

EXECUTIVE

/s/ Norton Travis
Norton Travis